SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 4, 2005
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                             CASH TECHNOLOGIES, INC.
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               (Exact name of Registrant as specified in charter)


        Delaware                       000-24569                95-4558331
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(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                  File Number)          Identification No.)


   1434 West 11th Street   Los Angeles, California                 90015
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        (213)745-2000
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDDARD; TRANSFER OF LISTING

      In our Form 10-QSB for the period ending August 31, 2005, we reported that we had received notice from the American Stock Exchange ("AMEX") which indicated that in order to meet the AMEX continued listing requirements set forth in
Section 1003(a)(iii) of the Company Guide, we would have to increase our shareholder's equity to $6,000,000 and that we would provide AMEX with a plan to meet this requirement. On October 31, 2005 we received a request from the AMEX to provide by November 30th, 2005 a plan to meet the stated $6,000,000 shareholder's equity requirement by February 28th, 2006. We believe that our plan will enable us to meet this listing requirement. In the event that we fail to meet the plan's objectives or fail to meet future listing requirements, AMEX may initiate de-listing procedures.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CASH TECHNOLOGIES, INC.
                                            (Registrant)


                                            By: /s/ Edmund King
                                                --------------------------------
                                                Edmund King
                                                Chief Financial Officer
Dated: November 4, 2005